[Insert Monetta's Logo]

Prospectus April 30, 2001
As Amended December 3, 2001

Monetta Fund

Monetta Trust

      Select Technology Fund
         (Formerly Small-Cap Equity Fund)
      Mid-Cap Equity Fund
      Blue Chip Fund
         (Formerly Large-Cap Equity Fund)
      Balanced Fund
      Intermediate Bond Fund
      Government Money Market Fund

1-800-MONETTA
www.monetta.com



The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Summary of the Funds                            2

  Fund's Goals                                  3

  Fund's Main Investment Strategies             3

Principle Risks of Investing In The Funds       4

Performance                                     5

Fees and Expenses                               9

Investment Objectives And Strategies           10

Investment Risks & Considerations              13

Investment Restrictions                        16

Management                                     16

Other Information                              17

Shareholder Manual                             21

Financial Highlights                           34

<Page 1>


                                      FUND SUMMARY

The Monetta Select Technology Fund, ("Select Technology"),
Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Blue Chip Fund ("Blue Chip Fund"), Monetta Balanced Fund ("Balanced Fund"),
Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money
Market  Fund")  are  series  of  Monetta Trust (the "Trust").
Monetta Fund, Inc. ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Growth Funds, which include Monetta Fund, Select Technology Fund, Mid-Cap Fund and Blue Chip Fund are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the Portfolio Managers look for companies with earnings growth potential one at a time. Subject to market conditions, the growth funds (except for Monetta Fund) invest at least 80% of their total assets in common stocks of its respective market capitalizations. The Monetta Fund invests in companies with market capitalizations between $200 million and $2 billion, the Select Technology Fund invests in companies within various market capitalizations, the Mid-Cap Fund invests in companies with market capitalizations between $2 billion and $7 billion and the Blue Chip Fund invests in companies with market capitalizations of $7 billion and over.

Fixed-Income Funds, which include the Intermediate Bond Fund and
Government Money Market Fund, are  designed  for  long-term  investors  who
primarily seek current income associated with debt securities.   Under normal
market conditions, the Intermediate Bond Fund invests at least 80% of its total assets in bonds and debentures and at least 75% of its assets in securities with an average life of less than 15 years, and expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fund's investments and then apply a "bottom up" approach in choosing investments. The Managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio.

Balanced Fund, is designed for investors who seek both growth of capital as well as current income. The investment composite, growth stocks versus fixed-income securities, will fluctuate based on economic and market conditions. The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions. Under normal circumstances, the Fund invests at least 80% of its total assets in fixed income and equity securities. Under normal circumstances, at least 25% of the Fund's assets invested in fixed income securities will consist of corporate bonds and debentures rated A or better, with an average maturity of 3 to 10 years and securities issued or guaranteed as to principal and interest by the U. S. Government and its agencies and instumentalities. The Fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be comparable credit quality.


<Page 2>

Fund             Fund's goals                  Fund's main investment
                                                      strategies

Monetta Fund    Seeks long-term capital      Invests in common stocks
                growth.                      believed to have above-average
                                             growth potential.  Generally
                                             invests at least 65% of its
                                             assets in companies with market
                                             capitalization between $200
                                             million and $2 billion.

Select         Seeks long-term capital       Invests at least 80% of its
Technology     appreciation.                 assets in common stocks of
Fund                                         technology-related companies
                                             that the Adviser believes to
                                             be leading companies
                                             in the technology sector.  There
                                             is no limit on the market
                                             capitalization of the companies
                                             the Fund may invest.

Mid-Cap Fund    Seeks long-term capital      Invests in common stocks
                growth.                      believed to have above-average
                                             growth potential.  Generally
                                             invests at least 80% of its
                                             assets in companies with market
                                             capitalization between $2 billion
                                             and $7 billion.



Blue Chip       Seeks long-term capital       Invests in common stocks
Fund            growth.                       believed to have above-average
                                              growth potential.  Generally
                                              invests at least 80% if its
                                              assets in companies with market
                                              capitalization of $7 billion and
                                              higher.

Balanced Fund    Seeks a favorable total       Invests at least 25% in fixed
                 rate of return through a      income securities and no more
                 combination of                than 75% in equity securities.
                 capital appreciation and      The market, financial and
                 current income consistent     economic conditions are factors
                 with preservation of          in determining the asset
                 capital.                      allocation mix.


Intermediate    Seeks high current income      Invests primarily in marketable
Bond Fund       consistent with                debt securities.  At least 70%
                preservation of capital.       of total assets must be
                                               invested in securities rated in
                                               the three highest investment
                                               grade categories by Moody's or
                                               S&P with an average maturity
                                               between 3 and 10 years.

Government       Seeks maximum current income  Invests only in securities
Money Market     with safety of capital and    issued or guaranteed by the
Fund             maintenance of liquidity.     U.S. Government or its agencies
                                               maturing in less than thirteen
                                               months.
<Page 3>


                                     FUND RISKS

Fund              Principal Risks Of Investing In The Funds

                  No investment is suitable for everyone. The principal risk of investing in each Fund is that you may lose some or all of the money you invest. The other risks inherent in each Fund depends primarily upon the types of securities in each Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective.

                  An investment in any Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Monetta Fund      The principle risk of investing in these growth funds
Mid-Cap Fund      is that returns may vary and you could lose money.
Blue Chip Fund    The value of these fund's portfolio could
                  decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. These growth funds may invest in more volatile sectors, which could result in a disproportionate return or loss respective to their benechmarks.
                  If the value of the fund's portfolio
                  decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.
                  Small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks.


Select            Since the Fund is concentrated in the technology sector, its
Technology        risk is greater than funds that are diversified.  The
Fund              technology sector historically has been volatile than
                  other sectors primarily due to market saturation, price competition and rapid product obsolescence in addition to the normal risks associated with growth companies. This
                  Fund has above average volatility and risk, and at a point in time your investment may be worth considerably less than your origninal investment.


Balanced Fund     This Fund carries the same risks associated with the
                  equity and fixed-income Funds.
                  The equity and the fixed income portion of the portfolio may vary and you could lose money. In addition, the allocation mix of the Fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the Fund's performance.


Intermediate      This fixed-income Fund tends to be less volatile
Bond Fund         than the growth funds that invest primarily in
                  common stocks. The Fund's returns and yields will vary, and you could lose money. Since the Fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the Fund's net asset value (NAV) to also decline. In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due. The Fund may also face "prepayment risks," which occus when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.



Government        Although the Fund invests only in securities issued by
Money Market      the U.S. Government, its agencies or
Fund              instrumentalities, not all such securities are
                  backed by the full faith and credit guarantee of the U.S. Government. Your investment in the Fund is not insured or guaranteed by the Federal Deposit
                  Insurance Corporation or any other Government
                  Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


<Page 4>


PERFORMANCE

The following information illustrates how each of the Fund's performance has varied over time and the risk associated with investing in the Fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

The Funds' past performance does not necessarily indicate how they will perform in the future.

MONETTA FUND

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]

Annual returns for periods ended 12/31
1991  55.9%
1992  5.49%
1993  0.49%
1994  -6.21%
1995  28.02%
1996  1.6%
1997  26.18%
1998  -9.03%
1999  51.80%
2000  -15.97%

Best Quarter:  4th 1999, 47.7%;  Worst Quarter:  3rd 1998, (23.5)%

                    Average Annual Total Returns

                      1 Year   5 Years 10 Years
Monetta Fund          (15.97)% 8.27%   11.43%
Russell 2000 Index*   (3.02)%  10.31%  15.53%
Russell 2000 Growth*  (22.43)% 7.14%   12.80%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.

SELECT TECHNOLOGY FUND (FORMERLY THE SMALL-CAP FUND)

[GRAPH DEPICTING 3 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SELECT
TECHNOLOGY FUND FORMERLY SMALL-CAP FUND.]

Annual returns for periods ended 12/31
1998  -2.81%
1999  62.91%
2000  -18.74%

Best Quarter:  4th 1999,44.9%; Worst Quarter:  4th 2000, (22.3)%

                Average Annual Total Returns

                                             Since Inception
                           1 Year    3 Year  2/1/97
Monetta Select
 Technology Fund*           (18.74)%  8.76%   17.72%
Merrill Lynch 100
 Technology Index**         (36.16)%  33.36%  27.05%

*The above performance data is for the
Small-Cap Fund from inception through 12/31/00.

**The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.



<Page 5>


MID-CAP FUND

[GRAPH DEPICTING 7 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND.]

Annual returns for periods ended 12/31
1994  2.17%
1995  24.54%
1996  24.20%
1997  29.14%
1998  -0.85%
1999  53.39%
2000  -12.69%

Best Quarter:  4th 1999, 44.6%;  Worst Quarter:  4th 2000, (27.5)%

             Average Annual Total Returns

                                      Since Inception
                  1 Year    5 Years   3/1/93
Monetta Mid-Cap
  Fund            (12.69)%  16.32%    18.04%
S&P Mid-Cap 400
 Index*           16.21%    18.86%    16.17%

*The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

BLUE CHIP FUND (FORMERLY THE LARGE-CAP FUND)

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BLUE CHIP FUND FORMERLY MONETTA LARGE-CAP FUND.]

Annual returns for periods ended 12/31
1996  28.20%
1997  26.64%
1998  8.99%
1999  53.98%
2000  -14.96%

Best Quarter:  4th 1998, 32.1%;  Worst Quarter:  3rd 1998, (21.3)%

                   Average Annual Total Returns

                                                  Since Inception
                               1 Year   5 Year    9/1/95
Monetta Blue Chip Fund*         (14.96)% 18.30%    18.27%
S&P 500 Index**                 (9.10)%  18.33%    19.30%

*The above performance data is for the
Large-Cap Fund from inception through 12/31/00.

**The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


<Page 6>


BALANCED FUND

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND]

Annual returns for periods ended 12/31
1996  25.94%
1997  21.21%
1998  8.59%
1999  29.60%
2000  -5.15%

Best Quarter:  4th 1999, 17.9%;  Worst Quarter:  4th 2000, (12.9)%

                Average Annual Total Returns

                                             Since Inception
                           1 Year   5 Year   9/1/95
Monetta Balanced
  Fund                     (5.15)%  15.30%   15.55%
S&P 500 Index*             (9.10)%  18.33%   19.30%
Lehman Bros. Gov't/Credit
  Bond Index**             11.85%   6.24%    6.95%

*The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

INTERMEDIATE BOND FUND

[GRAPH DEPICTING 7 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE
BOND FUND]

Annual returns for periods ended 12/31
1994  -1.04%
1995  14.84%
1996   6.46%
1997   8.91%
1998   8.38%
1999   1.60%
2000   8.13%

Best Quarter:  2nd 1995, 5.29%;  Worst Quarter:  3rd 1994, (2.14)%

                     Average Annual Total Returns

                                       Since Inception
                       1 Year  5 Years 3/1/93
Monetta Intermediate
  Bond Fund             8.13%  6.66%   6.98%
Lehman Gov't/Credit
  Interm. Bond Index*   10.12% 6.11%   6.17%

*The Lehman Gov't/Credit Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.


<Page 7>


GOVERNMENT MONEY MARKET FUND

[GRAPH DEPICTING 7 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]


Annual returns for periods ended 12/31
1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%
1999         4.85%
2000         6.03%

Best Quarter: 4th 2000, 1.60%     Worst Quarter: 1st 1993, 0.13%

                     Average Annual Total Return
                                      Since Inception
                      1 Year  5 Years  3/1/93
Monetta Government     6.03%   5.27%   4.92%
   Money Market Fund




<Page 8>


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees (fees paid directly from your investment) are NONE.*

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

                                    Distribution             Total Annual
                        Management  and Services   Other    Fund Operating
                           Fees      (12b-1)Fees  Expenses     Expenses
Monetta Fund              0.95%        N/A          0.37%        1.32%
Select Technology Fund    0.75%        0.25%        0.95%        1.95%
Mid-Cap Fund              0.75%        0.25%        0.21%        1.21%
Blue Chip Fund            0.75%        0.25%        0.61%        1.61%
Balanced Fund             0.40%        0.25%        0.31%        0.96%
Intermediate Bond Fund    0.35%(a)     0.25%        0.09%        0.69%(a)
Gov't. Money Market Fund  0.25%(a)     0.10%(a)     0.40%(a)     0.75%(a)

(a)In 2000, the Adviser voluntarily waived part of the management fee for the Intermediate Bond Fund and all of the management fee for the Government Money Market Fund. As a result actual total annual fund operating expenses were 0.57% and 0.40% respectively. For the Government Money Market Fund, the Board of Trustees elected to waive the Distribution and Service (12b-1) Fees.

As of the date of the Amended Prospectus, the waiver of management fees for the Government Money Market Fund continues in effect, subject to review and possible termination by the Adviser at the beginning of each quarter. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee for the Intermediate Bond Fund.

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00). For telephone exchanges, a $5.00 fee will be charged to your account by the transfer agent.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      One  Three  Five   Ten
                                     Year  Years  Years  Years
Monetta Fund, Inc.                   $139  $431   $745   $1,635
Monetta Select Technology Fund        205   633    1,086  2,342
Monetta Mid-Cap Equity Fund           127   396    684    1,506
Monetta Blue Chip Equity Fund         169   524    903    1,966
Monetta Balanced Fund                 101   315    546    1,210
Monetta Intermediate Bond Fund         72   227    395      881
Monetta Government Money Market Fund   78   243    423      943


<Page 9>



INVESTMENT OBJECTIVES AND STRATEGIES

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each Fund places on growth potential, current income and preservation of capital as considerations in selecting investments.

* Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund

The Monetta Fund, Mid-Cap Fund, and Blue Chip Fund each seeks long-term capital growth by investing in common stocks believed to have above-average appreciation potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest.

The Select Technology Fund seeks long-term appreciation of capital by investing in common stocks of companies in the technology sector.

Each Fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Adviser's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. The Monetta Fund must invest at least 65% of its total assets in common stocks of companies with market capitalizations between $200 million and $2 billion. For all other growth Funds, of the 80% of each Fund's total assets that must be invested in common stocks of each Fund's respective market capitalization, the Adviser may invest up to 20% of these assets in securities not meeting the above criteria. No Fund intends to invest more than 5% of its assets in derivative securities (options and futures).


The securities in which each Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

In its investments in equity securities, the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Cip Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. The security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover, which may be exacerbated by extraordinary market conditions.

The Monetta Fund's investment objective, under normal market conditions, is to provide its Shareholders with capital appreciation by investing at least 80% of the Fund's assets in equity securities (common stocks) believed to have growth potential. The Monetta Fund generally invests in smaller companies with aggregate market capitalizations ranging from $200 million to $2 billion.

The Select Technology Fund invests in technology related companies. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. There is no limit on the market capitalization of the companies in which the Fund invests, or in the length of operating history for the companies. The Fund's concentration to the technology sector may make it more susceptible to greater losses and volatility when compared to a more diversified portfolio.


<Page 10>




The Mid-Cap Fund typically invests in medium-sized companies within the range of companies included in the S&P Mid-Cap 400 Index. The capitalization range for the S&P Mid-Cap 400 Index is between
from $200 million to $9 billion.   Under normal market conditions,
the Fund invests at least 80% of its total assets in common stocks of mid-cap companies ranging between $2 billion and $7 billion.

The Blue Chip Fund typically invests in large companies with market capitalizations in excess of $7 billion. Under normal market conditions, the Fund invests 80% of its total assets in common stocks of large-cap companies.

* Balanced Fund

The Balanced Fund seeks a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.


The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.

The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions. Under normal circumstances, the Fund invests at least 80% of its total assets in fixed income and equity securities. Under normal circumstances, at least 25% of the Fund's assets invested in fixed income securities will consist of corporate bonds and debentures rated A or better, with an average maturity of 3 to 10 years and securities issued or guaranteed as to principal and interest by the U. S. Government and its agencies and instrumentalities. The Fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called
"junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

* Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.

Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) Securities issued or guaranteed by the full faith and credit of the U. S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the Fund may invest; or


<Page 11>


(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

Under normal market conditions, the Fund invests at least 80% of its total assets in bonds and debentures and at least 75% of its assets in securities with an average life of less than 15 years, and expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.


* Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests only in
U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the Fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The Fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities can not be greater than 90 days.

*A repurchase agreement is a sale of securities to a Fund in which the seller
 (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.


<Page 12>

INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective or that the Managers' investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in a Fund as a result of a steep, sudden and/or prolonged market decline.

The Monetta Fund, Mid-Cap Fund, and Blue Chip Fund are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks.

The Select Technology Fund is designed for long-term investors who can accept the extreme fluctuations associated with a sector portfolio along with other risks associated with seeking capital appreciation through investment in common stocks of technology related companies. Since the Fund does not have a defined market capitalization range, the risk can be even greater if it is over-weighted in small capitalization stocks.

The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the Fund has more net asset value fluctuation than with a shorter-term fund. The Fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the
U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations

Equity Securities in the Monetta Fund, Select Technology Fund, Mid-Cap Fund and Blue Chip Fund. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. Equity securities of

<Page 13>

growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmark. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.



Debt Securities in the Balanced Fund, Intermediate Bond Fund and
Government Money Market Fund. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value, but not the income received by a fund from its portfolio securities. (Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.) Also, if the bonds in a fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risks, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see discussion of debt securities in the Fund's Statement of Additional Information.

Short-Term Investment in all the Funds.  The Funds (other than the
Government Money Market Fund) may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When a Fund is so invested, it may not achieve its investment objective. Such investments may be in U. S. Government Securities of the type in which the Government Money Market
Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least
$500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

Loans of Portfolio Securities. Subject to certain restrictions, the Balanced Fund and Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund, and

<Page 14>

Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Fund's Statement of Additional Information.

Portfolio Turnover.The Monetta Fund and Select Technology Fund normally execute an above average amount of equity trading. Their annual portfolio turnover rates typically exceed 100%, and in some years have exceeded 300% and 400% respectively*. The Mid-Cap Fund, Blue Chip Fund, and Balanced Fund also have above average trading activity which results in the turnover rate to normally range between 100% to 200%. The Intermediate Bond Fund has executed trades resulting in a turnover rate range of 30% to 120%. As the Bond Fund's assets grow, the turnover rate may also increase as the Fund seeks to take advantage of short-term investment opportunities previously not available. This increases brokerage commission expenses for the fund and may reduce investment returns. To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions. In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Funds' performance by reducing investment returns.

*A portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of the securities in its portfolio three times in the course of a year.


<Page 15>

INVESTMENT RESTRICTIONS

The Funds' investment restrictions are detailed in the Statement of Additional Information. Investment objectives cannot be changed without shareholder approval.

MANAGEMENT

Management Of The Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Adviser and the Funds management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversees the management of the Funds and meets at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, it has hired the Investment Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank and distributor on an annual basis.

Over 50% of the Directors and Trustees are independent of the Funds' Investment Adviser.

Investment Adviser

The investment adviser is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Adviser manages the business and investments of the Funds under investment advisory agreements. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187.


The Adviser receives a monthly fee from each Fund based on that Fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Adviser is: Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. For each of the equity Funds, the management fee rate is:


      Fund                   First $300         Next $200       Net Assets
                           million in Net     million in Net     over $500
                              Assets              Assets          million

Monetta Fund                  0.95%                0.90%            0.85%
Select Technology Fund        0.75%                0.70%            0.65%
Mid-Cap Fund                  0.75%                0.70%            0.65%
Blue Chip Fund                0.75%                0.70%            0.65%

Out of that fee, the Adviser pays for all the expenses to manage, administer and operate the Fund except direct Fund related expenses such as transfer agent, custodial, legal, audit, brokerage expenses and fees and expenses of the independent Directors and Trustees. Legal counsel fees for the independent Directors are reviewed by the Board to determine if the expense is to be borne by the Funds or the Adviser. All such legal expenses incurred through December 31, 2000 were paid by the Adviser.


Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, The Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid to Ambassador Capital LLC by the Adviser. For additional information, please see the SAI.

Investment Team

The Adviser manages each of the equity Funds through the use of co-managers. Mr. Robert S. Bacarella, Mr. Timothy Detloff and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella and Mr. Detloff co-manage the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund and the equity portion of the Balanced Fund.


<Page 16>

Mr. Schaefer, through Ambassador Capital Management, LLC as Sub-Adviser, manages the Intermediate Bond Fund, Government Money Market Fund and fixed income portion of the Balanced Fund. Prior to December 2001, Mr. Schaefer was manager of these Funds as an employee of the Adviser since June 1997. Mr. Schaefer was Managing Director with
Lehman Brothers from 1984 to 1997. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.


Mr. Bacarella has been Chairman and CEO of the Adviser since October, 1996; Director since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund and Select Technology Fund (formerly Small-Cap Fund) since they began operations; manager of the Mid-Cap Fund, Blue Chip Fund (formerly Large-Cap Fund) and Balanced Fund since November 8, 1996. He has served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Adviser in January 1996 as an Analyst. He has been manager of the Monetta Fund, Select Technology Fund (formerly Small-Cap Fund), Mid-Cap Fund, Blue Chip Fund (formerly Large-Cap Fund) and the equity portion of the Balanced Fund since June 1998. Prior to joining the Adviser, Mr. Detloff was an analyst for Amoco Corp. since 1987. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.

OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser to each of the Funds may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds. Those activities may include the purchase by the Adviser on behalf of a new or current shareholder
of a Fund of additional shares of such Fund (matching contributions).   These
purchases would be paid for by the Adviser out of its own resources.

The Adviser seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transactions for the Funds.
Subject to the overriding consideration and consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of Fund shares, or recommendations that clients purchase Fund Shares, as a factor in the selection of broker-dealers to execute transactions for the Funds.


<Page 17>

Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D. Russo, William M. Valiant, and Paul W. Henry. The action alleges that the defendants violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisors Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the Adviser. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission's administrative law judge issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and disist orders, censures, temporary suspensions and payment of civil money penalties. Monetta Financial
Services, Inc., Mr. Bacarella and Mr. Russo are appealing this decision and all of the orders related to those defendants appealing are stayed pending outcome of the administrative appeal. Mr. Henry was ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgment interest on this amount, and to pay a civil penalty of $10,000. The orders with respect to Mr. Henry became final on April 18, 2000. A copy of the initial decision is available on the Securities and Exchange Commission's website at http://www.sec.gov/enforce/alj/id162bpm.htm.

Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base. There is no guarantee that as a funds' assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers discretion to participate in such IPO's and other investment considerations.

Soft Dollar Disclosure

Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge (IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil data base and daily pricing services. The Funds may also use soft dollars to pay for fund operating expenses such as audit and legal fees as provided for by Rule 6-07 under Regulation S-X. The adviser may use soft dollars from a fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the adviser in advising other funds within the same complex. To secure best execution, the adviser uses a combination of limit and/or market orders.
For additional information on Directed Brokerage Agreements and best execution, please see the SAI.

<Page 18>

Distribution and Service Plan

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended with respect to each series. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of 1% for the Select Technology Fund, Mid-Cap Fund, Blue Chip Fund, Balanced Fund and Intermediate Bond
Fund and 0.10% for the Government Money Market Fund per annum of the values of accounts of Shareholders purchasing through such organizations. Because these fees are paid out of each series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information on the Plan, please see the SAI.




Privacy Notice

In order to provide the products and services of the Monetta Family of Funds, we may collect nonpublic personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information. This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic personal information of individuals protected by privacy regulations issued pursuant to the Ghamm-Leach-Bliley Financial Modernization Act.

We may collect nonpublic personal information about you from the following sources: (a) information that you provide us on applications and other forms;
(b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

We may disclose nonpublic personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards. We may also disclose nonpublic personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services. We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

If you prefer that we not disclose nonpublic personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law. If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at optout@monetta.com or mail your request to Monetta Funds, Attn: OPTOUT Dept.,P.O. Box 4288, Wheaton, IL 60189.

We restict access to your nonpublic personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic personal information.

We reserve the right to revise our privacy policies and practices. However, we will not disclose your personal nonpublic information (except as described in this Privacy Notice or as required or permitted by law) without giving you the chance to opt out of such disclosures.



<Page 19>


(This page is intentionally left blank)


<Page 20>



                     Monetta Family of Mutual Funds

                        Shareholder's Manual

This section provides you with:

  - Fund Reference Information                    23
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   26

  - How To Redeem Fund Shares                     27

  - Dividends, Distributions and Federal Taxes    30

  - How The Net Asset Value is Determined         31

  - Shareholder Services                          31

  - Tax-Sheltered Retirement Plans Available      33


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.


<Page 21>


(This page is intentionally left blank)


<Page 22>




FUND REFERENCE INFORMATION SUMMARY

                    FUND               FUND         LISTING     INCOME
ENTITY /FILE No     NAME               No.  TICKER  NAME        DIVIDEND

Monetta Fund, Inc.  Monetta              9    MONTX   Monetta    ANNUALLY
811-4466                                                          (IF ANY)

Monetta Trust:
811-7360            Select Technology   15  MSCEX   SelTech      ANNUALLY
                                                                  (IF ANY)

                    Mid-Cap             10  MMCEX   MidCap      ANNUALLY
                                                                  (IF ANY)

                    Blue Chip           13  MLCEX   BluCp       ANNUALLY
                                                                  (IF ANY)

                    Balanced            14  MBALX   Balance     QUARTERLY

                    Intermediate Bond   11  MIBFX   IntermdBd   MONTHLY

                    Gov't Money Market  12  MONXX  (Not Listed) DAILY

Capital Gains Distribution, if any, are normally paid in November.

MINIMUM INVESTMENT:
Initial Investment:  $250
Subsequent Investments:  No Minimum
Automatic Investment Plan:
     -Initial Investment: $50
     -Subsequent Investment: $25 per month

Payroll Deduction Plan

RETIREMENT PLANS AVAILABLE:
Individual Retirement Accounts:  Regular, Roth, Education, and Simple


INTERNET SITE:
www.monetta.com


<Page 23>

                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares

                    New Account   Existing Account Exchange

* By Telephone:     N/A           With a bank      With telephone exchange
1-800-241-9772                    transfer*        privilege, you may exchange
8 a.m. to 7p.m.                   however, your    shares between Monetta
(Central Time)                    financial        accounts (minimum of $250,
                                  institution      $5.00 fee).
                                  must be an ACH
                                  member (minimum
                                  of $25).

* By Mail:          Enclose a     Enclose your     Enclosed written
c/o Firstar Mutual  signed and    check or money   instructions to exchange
Fund Services       completed     order with an    your shares between Monetta
P.O. Box 701        application   investment slip  accounts.
Milwaukee, WI       form with a   (see your
53201-0701          check or      current account
                    money order   statement) or a
                    payable to    signed letter
                    Monetta       indicating your
                    Funds.        name, address
                                  and account
                                  number.

* By Wire:          N/A           Deliver the      N/A
Call                              following wire
1-800-241-9772                    instructions to
for complete                      your bank:
instructions                      1.) Firstar Bank-
                                  2.) ABA No.
                                      0750-00022
                                  3.) Acct No.
                                      112-952-137
                                  4.) Fund Name
                                  5.) Your Name
                                  6.) Your Monetta
                                      Account No.



The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.


<Page 24>


SHAREHOLDER INFORMATION SUMMARY

Redemption of Shares

                 New Account  Existing Account   Exchange

* By Telephone:  N/A          With telephone     With telephone exchange
1-800-241-9772                redemption         privilege, you may exchange
8 a.m. to 7 p.m.              privilege, you     shares between Monetta accounts
(Central Time)                may redeem shares  (minimum of $250, $5.00 fee).
                              from your account.
                              The funds will be
                              sent directly to
                              you or a
                              designated
                              financial
                              institution.

                              With a bank
                              transfer, however,
                              your financial
                              institution must
                              be an ACH member
                              (minimum of $25).

* By Mail:       N/A          Enclose signed     Enclose written instructions to
c/o Firstar                   written            exchange your shares between
Mutual Fund                   instructions,      Monetta accounts.
Services                      including account
P.O. Box 701                  number, amount or
Milwaukee, WI                 number of shares
53201-0701                    (redemptions of
(Overnight                    $50,000 or more
Delivery)                     require a
615 E.                        signature
Michigan                      guarantee).
Street                        Checks written on
Milwaukee, WI                 the Gov't Money
53202                         Market Fund must
                              be at least $500
                              to a maximum of
                              $50,000.

* By Wire:       N/A          Available through  Available through pre-
                              pre-established    established broker dealer
                              broker dealer      agreements.
                              agreements.



<Page 25>


How to Purchase Shares

You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta funds. Your initial investment in any of the Monetta Funds must be at least $250. There is no minimum additional investment amount. Each Fund has a minimum account balance of $250. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms which you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check or other negotiable bank draft made payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

The Funds will not accept payment in cash or third party checks. All checks should be made payable to the Fund. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars.
If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the Fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.


<Page 26>

Purchase by Exchange

You may purchase shares by exchange of shares from another Monetta existing account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediates

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Fund's distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Fund's transfer agent. In some cases, the Funds and the Adviser may enter into arrangements with such intermediary by which a Fund may pay up to 0.25% of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds Shareholders. Any payments by a Fund would be pursuant to its Service and Distribution Plan. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent.
Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of a Fund's Shareholders. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Fund. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to the Funds. In making this judgement, we may consider trading done in multiple accounts under common ownership or control. Election of the Telephone Exchange
Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.
The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for Fund shares because of the availability of the telephone exchange and redemption privileges.

How to Redeem Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the Fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address


<Page 27>

    other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.


Signature Guarantee. The signature on your redemption request must be guaranteed if:
       -redemption proceeds are $50,000 or more
       -proceeds are to be mailed to an address other than your address of record
       -a change of address request has been received by the Fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures. The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another Fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $250 or more, call 1-800-241-9772 before 3:00 p.m. Central time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemp-


<Page 28>

tion of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.


Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the Fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $25 will be charged to the shareholder's account. Because dividends on the Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund's transfer agent. The Funds gen-


<Page 29>

erally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.



During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account with a balance of less than $250 in share value. Prior to any such redemption, each Fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $250 minimum balance will be waived if the account balance drops below the required minimum due to market erosion.

               Dividends, Distributions, and Federal Taxes

The Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip
Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each Fund at least annually. Distributions of a Fund are automatically reinvested in additional shares of that Fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each Fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a Fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, currently at the rate of 31% ("backup with-


<Page 30>


holding"), from dividend, capital gain, and redemption payments to you.
Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.


                      Determination of Net Asset Value

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean of the latest bid and asked quotations. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq National Market is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and asked quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the respective Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

Valuation of the Government Money Market Fund

The Government Money Market Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments; increasing, reducing, or suspending distributions; or redeeming shares in kind.

                            Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by each Fund of which you are a Shareholder. You may elect In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each Fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address,


<Page 31>

even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.



Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.

Automatic Investment Plan

The Funds have an Automatic Investment Plan which permits an existing Shareholder to purchase additional shares of any Fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more
designated by the Shareholder.   At your option, the account designated will
be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete
Sections C and G and sign Section G of
the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $250 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any Fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.


<Page 32>

                       Tax-Sheltered Retirement Plans

The Adviser offers prototype tax-sheltered retirement plans for individuals, businesses, and nonprofit organizations. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Education IRA, providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.


<Page 33>

                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.

                               Monetta Fund

                           2000      1999      1998     1997     1996
Net asset value,
 beginning of period       $22.711   $14.964   $17.274  $15.842  $15.591

Income From Investment Operations

 Net investment income      (0.021)    0.075    (0.104)  (0.041)  (0.079)
 Net gains or losses on securities (both
  realized and unrealized)  (3.911)    7.672    (1.554)   4.223    0.330
Total from investment
 operations                 (3.932)    7.747    (1.658)   4.182    0.251

Less Distributions

 Dividends (from net investment
  income)                   (0.095)    0.000     0.000    0.000    0.000
 Distributions (from capital
  gains)                    (6.905)    0.000    (0.652)  (2.750)   0.000
 Return of Capital           0.000     0.000     0.000    0.000    0.000
Total distributions         (7.000)    0.000    (0.652)  (2.750)   0.000

Net asset value,
 end of period             $11.779   $22.711    $14.964  $17.274 $15.842

Total return                (15.97%)  51.80%    (9.03)%   26.18%   1.60%

Ratios/Supplemental Data

Net assets, end of period
 ($ millions)              $103.4      $135.7   $124.7   $163.4   $211.5
Ratio of expenses to
 average net assets          1.32%      1.45%    1.36%    1.48%    1.38%
Ratio of net investment income
 to average net assets      (0.09%)     0.50%   (0.64)%  (0.24)%  (0.51)%
Portfolio turnover rate     353.8%     210.9%    107.5%    97.8%   204.8%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


<Page 34>

                              Select Technology Fund (formerly Small-Cap Fund)


                                                                         2/1/97
                                                                         Through
                                          2000      1999        1998     12/31/97
Net asset value, beginning of
period                                    $21.831   $13.396     $13.900  $10.000

Income From Investment Operations

 Net investment income                     (0.274)   (0.264)     (0.272)  (0.148)
 Net gains or losses on securities (both
  realized and unrealized)                 (4.182)    8.699      (0.136)   4.878
Total from investment operations           (4.456)    8.435      (0.408)   4.730

Less Distributions

 Dividends (from net investment
  income)                                  0.000      0.000       0.000    0.000
 Distributions (from capital
  gains)                                   (3.925)    0.000       (0.096)  (0.830)
 Return of Capital                          0.000     0.000        0.000    0.000
Total distributions                        (3.925)    0.000       (0.096)  (0.830)

Net asset value, end of period            $13.450    $21.831      $13.396  $13.900

Total return                               (18.74%)   62.91%       (2.81)%  47.17%*

Ratios/Supplemental Data

Net assets, end of period ($ thousands)    $4,202    $5,332       $3,980    $2,518
Ratio of expenses to average net assets     1.95%     2.36%        2.39%     1.75%*
Ratio of net investment income
 to average net assets                     (1.33%)   (1.82%)      (2.04)%    (1.13)%*
Portfolio turnover rate                     492.6%    265.0%       200.4%     138.8%*

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

The above performance data is for the Monetta Small-Cap Fund for the respective periods noted.


                                       Mid-Cap Equity Fund

                              2000      1999      1998      1997     1996
Net asset value, beginning of
 period                       $20.355   $13.571   $14.975   $14.814  $11.962

Income From Investment Operations

 Net investment income        (0.119)   (0.099)   0.022     (0.045)  0.044
 Net gains or losses on securities (both
  realized and unrealized)    (2.704)   7.225     (0.266)   4.296    2.852
Total from investment
 operations                   (2.823)   7.126     (0.244)   4.251    2.896

Less Distributions

 Dividends (from net investment
  income)                     0.000     0.000     (0.022)   0.000    (0.044)
 Distributions (from capital
  gains)                      (5.730)   (0.342)   (1.138)   (4.090)  0.000
 Return of Capital            0.000     0.000     0.000     0.000    0.000
Total distributions           (5.730)   (0.342)   (1.160)   (4.090)  (0.044)
Net asset value,
 end of period                $11.802   $20.355   $13.571   $14.975  $14.814

Total return                  (12.69%)  53.39%    (0.85%)   29.14%   24.20%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                $16,284   $19,458   $18,920   $21,908  $17,338
Ratio of expenses
 to average net assets        1.21%     1.25%     1.21%     1.26%    1.23%
Ratio of net investment income
 to average net assets        (0.56%)   (0.67%)   0.15%     (0.28%)  0.32%
Portfolio turnover rate       194.6%    170.4%    237.6%    137.8%   93.3%

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.


<Page 35>


                              Blue Chip Fund (formerly Large-Cap Fund)


                                     2000      1999      1998     1997     1996
Net asset value, beginning of
 period                              $20.062   $13.437   $13.359  $12.266  $10.571

Income From Investment Operations

 Net investment income               (0.197)   (0.147)   (0.068)  (0.007)  0.023
 Net gains or losses on securities (both
  realized and unrealized)           (2.837)   7.297     1.074    3.250    2.928
Total from investment operations     (3.034)   7.150     1.006    3.243    2.951

Less Distributions

 Dividends (from net investment
  income)                            0.000     0.000     0.000    0.000    (0.023)
 Distributions (from capital
  gains)                             (2.418)   (0.525)   (0.928)  (2.150)  (1.233)
 Return of Capital                   0.000     0.000     0.000    0.000    0.000
Total distributions                  (2.418)   (0.525)   (0.928)  (2.150)  (1.256)

Net asset value, end of period       $14.610   $20.062   $13.437  $13.359  $12.266

Total return                         (14.96%)  53.98%    8.99%    26.64%   28.20%

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)         $7,399    $9,298    $4,185   $4,265   $2,288
Ratio of expenses to
 average net assets                  1.61%     1.66%     1.86%    1.51%    1.51%
Ratio of net investment income
 to average net assets               (0.99%)   (0.91%)   (0.52%)  (0.05%)  0.31%
Portfolio turnover rate              155.6%    81.4%     207.5%   123.2%   152.7%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

The above performance data is for the Monetta Large-Cap Fund for the respective period noted.

                                           Balanced Fund


                                  2000     1999     1998     1997    1996
Net asset value, beginning of
 period                           $16.268  $14.476  $14.078  $12.643 $10.605

Income From Investment Operations

 Net investment income            0.318    0.239    0.290    0.264   0.132
 Net gains or losses on securities (both
  realized and unrealized)        (1.173)  3.741    0.838    2.398   2.598
Total from investment operations  (0.855)  3.980    1.128    2.662   2.730
Less Distributions

 Dividends (from net investment
  income)                         (0.310)  (0.265)  (0.286)  (0.224) (0.132)
 Distributions (from capital
  gains)                          (2.290)  (1.923)  (0.444)  (1.003) (0.560)
 Return of Capital                0.000    0.000    0.000    0.000   0.000
Total distributions               (2.600)  (2.188)  (0.730)  (1.227) (0.692)

Net asset value, end of period    $12.813  $16.268  $14.476  $14.078 $12.643

Total return                      (5.15%)  29.60%   8.59%    21.21%  25.94%

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)      $9,208   $9,449   $14,489  $12,054 $2,336
Ratio of Expenses
 to average net assets            0.96%    0.95%    0.84%    1.02%   1.40%
Ratio of Net investment income
 to average net assets            1.94%    1.55%    2.06%    1.88%   1.54%
Portfolio turnover rate           167.4%   71.3%    127.7%   115.9%  117.8%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


<Page 36>


                                 Intermediate Bond Fund

                             2000       1999       1998      1997      1996
Net asset value,
 beginning of period         $10.244    $10.652    $10.445   $10.208   $10.244

Income From Investment Operations

 Net investment income       0.691      0.602      0.592     0.599     0.612
 Net gains or losses on securities (both
  realized and unrealized)   0.102      (0.435)    0.269     0.278     0.019
Total from investment
operations                   0.793      0.167      0.861     0.877     0.631

Less Distributions

 Dividends (from net investment
  income)                    (0.685)    (0.565)    (0.577)   (0.592)   (0.612)
 Distributions (from capital
  gains)                     0.000      (0.010)    (0.077)   (0.048)   (0.055)
  Return of Capital          0.000      0.000      0.000     0.000     0.000
Total distributions          (0.685)    (0.575)    (0.654)   (0.640)   (0.667)

Net asset value,
end of period                $10.352    $10.244    $10.652   $10.445   $10.208

Total return                 8.13%      1.60%      8.38%     8.91%     6.46%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)               $25,394    $19,873    $6,676    $3,933    $2,769
Ratio of Expenses to average
 net assets- Gross (a)       0.69%      0.74%      0.75%     0.87%     0.85%
Ratio of Expenses to average
 net assets - Net            0.57%      0.54%      0.55%     0.65%     0.55%
Ratio of Net
 investment income to average
 net assets-Gross(a)         6.69%      5.58%      5.39%     5.60%     5.45%
Ratio of Net investment income
 to average net assets-Net   6.82%      5.78%      5.59%     5.82%     5.75%
Portfolio turnover rate      120.3%     115.2%     52.0%     96.7%     28.9%

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



                                       Government Money Market Fund

                                 2000     1999     1998     1997    1996
Net asset value, beginning of
 period                          $1.000   $1.000   $1.000   $1.000  $1.000

Income From Investment Operations

 Net investment income           0.059    0.047    0.051    0.050   0.049
 Net gains or losses on
  securities (both
  realized and unrealized)       0.000    0.000    0.000    0.000   0.000
Total from investment operations 0.059    0.047    0.051    0.050   0.049

Less Distributions

 Dividends (from net investment
  income)                        (0.059)  (0.047)  (0.051)  (0.050) (0.049)
 Distributions (from capital
  gains)                         0.000    0.000    0.000    0.000   0.000
 Return of Capital               0.000    0.000    0.000    0.000   0.000
Total distributions              (0.059)  (0.047)  (0.051)  (0.050) (0.049)

Net asset value,
 end of period                   $1.000   $1.000   $1.000   $1.000  $1.000

Total return                     6.03%    4.85%    5.24%    5.15%   5.06%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                   $4,501   $3,700   $4,095   $4,464  $6,232
Ratio of Expenses to
 average net assets - Gross (a)  0.74%    0.70%    0.68%    0.76%   0.67%
Ratio of Expenses to
 average net assets - Net        0.40%    0.35%    0.32%    0.39%   0.31%
Ratio of Net investment income
 to average net assets
 -Gross (a)                      5.55%    4.36%    4.76%    4.65%   4.59%
Ratio of Net investment income
 to average net assets-Net       5.89%    4.71%    5.11%    5.02%   4.95%
Portfolio turnover rate            N/A      N/A      N/A      N/A     N/A

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment adviser.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 37>



Outside Back Cover



ADDITIONAL INFORMATION                  Distributed By Funds Distributor, Inc.
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

                  MONETTA                       SEC

*In Person        1776-A South Naperville Road  Public Reference Room
                  Suite 100                     Washington, D.C.
                  Wheaton, IL  60187-8133

*By Telephone     1-800-MONETTA                 1-202-942-8090
                  1-800-684-3416 (TDD)


*By Mail          1776-A South Naperville Road  Public Reference Section
                  Suite 100                     Washington, D.C.  20549-0102
                  Wheaton, IL  60187-8133       (Payment of duplication fee
                                                required with request)

*By Internet:     http://www.monetta.com        http://www.sec.gov

*By e-mail        info@monetta.com              publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO:                 Monetta Fund 811-4466
                                                Monetta Trust 811-7360



Monetta Family of Mutual Funds
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133



                                        STATEMENT OF ADDITIONAL INFORMATION
                                                             APRIL 30, 2001
                                                As Amended December 3, 2001

MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:


    .  MONETTA SELECT TECHNOLOGY FUND
          (Formerly Small-Cap Equity Fund)

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BLUE CHIP FUND
          (Formerly Large-Cap Equity Fund)

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND



This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated
April 30, 2001, as Amended December 3, 2001, which is incorporated by reference into this SAI and may be obtained from the Funds at the above phone number or address.


This SAI contains additional and more detailed  information  about  the  Fund's
operations  and  activities  than  the  Prospectus.   The  Annual Report,
which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.







                               TABLE OF CONTENTS


                                                                          PAGE

 . THE FUNDS' HISTORY ........................................................3

 . INFORMATION ABOUT THE FUNDS ...............................................3

      Investment Guidelines .................................................3
      Investment Strategies and Risks .......................................4
      Investment Restrictions ...............................................9

 . DIRECTORS, TRUSTEES AND OFFICERS..........................................11

 . SIGNIFICANT SHAREHOLDERS .................................................13

 . SERVICE PROVIDERS ........................................................14

      Investment Advisor, Sub-Adviser and Administrator ....................14
      Distributor ..........................................................15
      Transfer Agent and Custodian .........................................16
      Legal Counsel ........................................................16
      Independent Auditors .................................................16

 . RULE 12b-1 PLAN ..........................................................16

 . CODE OF ETHICS ...........................................................17

 . BROKERAGE ALLOCATION .....................................................18

 . CAPITAL STOCK  ...........................................................21

 . SHAREHOLDER SERVICES .....................................................22

 . TAXATION OF THE FUNDS ....................................................24

 . PERFORMANCE INFORMATION ..................................................24

 . FINANCIAL STATEMENTS .....................................................27

 . APPENDIX I - FIXED INCOME SECURITIES RATINGS .............................27


<PAGE 2>

THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.


Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                       INCEPTION DATE
  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Blue Chip Fund                               09/01/95
     (formerly Large-Cap Fund through 12/02/01)

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES

The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each Fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that Fund. This means that the approval of the lesser of (i) 67% of the Fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the Fund's outstanding shares is required.

Since each of the Funds are registered under The Investment Company Act of 1940 as diversified, open-ended investment companies, each Fund agrees that it will not own more than 5% of its total assets in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the Fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.

Within the restrictions outlined here, and in the Prospectus, the Advisor has full discretion on the investment decision of the Funds.

<Page 3>

INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

DEBT SECURITIES

In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value but not the income received by a Fund from its portfolio securities.* In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The  value  of  convertible  securities  is  influenced  by  both  the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a Fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.



______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.


<Page 4>

LENDING OF PORTFOLIO SECURITIES

Subject to certain restrictions (see section Information About The Funds), the Balanced Fund and the Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.


REPURCHASE AGREEMENTS

A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

<Page 5>

OPTIONS ON SECURITIES AND INDICES

The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any
time  during the term of the option (normally not exceeding nine months).   The
writer  of an option on an individual security has the obligation upon exercise of the option  to  deliver the underlying security
upon payment of the exercise price or to pay the  exercise
price  upon delivery of the underlying security.  Upon exercise, the writer of an option  on  an  index  is  obligated to pay the difference  between  the  cash  value  of  the  index  and  the exercise  price multiplied  by  the  specific multiplier for the
index option.   (An  index  is designed to reflect specific
facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A fund will write call options and put options only if they are "covered." This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a

<Page 6>


covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.





FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U. S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

A fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

A fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

<Page 7>

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. A fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



<Page 8>

INVESTMENT RESTRICTIONS


THE MONETTA FUND, THE TRUST AND EACH OF THE SERIES OF FUNDS IN THE TRUST operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a Fund's total assets, except that this restriction does not apply to U.S. Government Securities;

     For the Government Money Market Fund, the Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. Government Securities or (ii) repurchase agreements;

2)   The Funds may not acquire securities of any one issuer, that at  the  time
     of   investment,  represent  more  than  10%  of  the  outstanding  voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

     For the Government Money Market Fund, the above restriction shall not prevent the Fund from purchasing U.S. Government Securities or entering into repurchase agreements;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets;

     For the Balanced Fund and the Intermediate Bond Fund only, the funds may not borrow money in connection with transactions for options, futures and options on futures;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8) The Funds may not purchase and sell commodities or commodity contracts, except futures and options on futures;

     For the Balanced Fund and the Intermediate Bond Fund, these Funds may not enter into any futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

<Page 9>

     For the Balanced Fund and the Intermediate Bond Fund, these Funds may not make margin purchase of securities for contracts on option, futures and options on futures;

10) The Funds may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.


Each of the above-noted  restrictions  are  "fundamental."   In  addition,
the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4)   Invest more than  10%  of  its  net  assets  (valued  at  the time of such
     investment)   in  illiquid  securities,  including  repurchase  agreements maturing in more than seven days.


_______________
* Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.

<Page 10>



DIRECTORS, TRUSTEES AND OFFICERS


The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Advisor and the Monetta Trust.

The address for each Board member and Trustee listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.

                            Position(s)    Position(s)
                             Held           Held             Principal Occupations
NAME                    AGE  WITH FUND      WITH TRUST       AND OTHER AFFILIATIONS
Robert S. Bacarella*    52   Director and   Trustee and      Chairman, Chief Executive
                             President      President        Officer, and President of
                                                             Monetta Financial Services,Inc.
                                                             ("Adviser") since April 1997;
                                                             Chairman and Chief Executive
                                                             Officer of Adviser, 1996 to 1997;
                                                             President of Adviser 1984 to
                                                             1996; President and Director
                                                             of the Fund since 1985,
                                                             President and Trustee of
                                                             the Trust since 1993

John W. Bakos*          54   Director       Trustee          Division  Placement Manager,
                                                             Sears, Roebuck & Co., since  1969;
                                                             Trustee of the Trust since 1996;
                                                             Director of the Fund since 1985.

Maria Cesario DeNicolo* 52   Director,      Trustee,         Chief Financial Officer
                             Chief          Chief            of the Adviser, since May
                             Financial      Financial        1997;  Secretary and
                             Officer,       Officer,         Treasurer of the Adviser
                             Treasurer      Treasurer        since 1996; Secretary of the
                             and Secretary  and Secretary    Trust since 1993; Treasurer
                                                             of the Trust since 1994;
                                                             Treasurer of the Fund since
                                                             1993.

John L. Guy Jr.         49   Director       Trustee          Executive Dir., First Union
                                                             Nat'l  Bank,  Small Business Solutions,
                                                             since  Nov.  1999;  Executive Dir.,
                                                             Business Dev.& Marketing 1998-1999;
                                                             President, Heller Small Business Lending Corporation
                                                             (formerly  Heller First Capital Corp.),1995 to 1998;
                                                             Trustee of the Trust since 1993;
                                                             Director of the Fund since 1998.

Marlene Zielonka Hodges 53   Director       Trustee          Director of Finance for
                                                             Women's Apparel, Sears Roebuck &
                                                             Company from _______.

Mark F. Ogan            59   Director       Trustee          President, DuPage Capital
                                                             Management, Ltd., since 1995.
                                                             Trustee of the Trust since 1993;
                                                             Director of the Fund since 1988.

William M. Valiant     76    Director       Trustee          Director,  Adviser, 1991
                                                             to 1997; Director, MIS, 1988 to 1997;
                                                             Vice  President  and  Treasurer,  Borg-
                                                             Warner Corporation, retired, July 1990.
                                                             Trustee of the Trust since 1993;
                                                             Director of the Fund effective
                                                             December 3, 2001.

Timonthy Detloff      41     Vice           Vice             Portfolio Manager, Adviser
                             President      President        since 1998, analyst since
                                                             1996; Vice President, Fund
                                                             and Trust since 1999.

Christina M. Curtis   39     Assistant      Assistant        Asst. Secretary, Fund and Trust
                                                             since 1998; Asst. Secretary,
                                                             Adviser since 1996.

Mr. Bacarella and Mr. Bakos serve as members of the Executive Committee of the Monetta Fund and Monetta Trust.
The  Executive   Committee,   which  meets  between  regular
meetings of the respective Boards, is authorized to exercise all of the Boards' powers.

None of the Directors or Trustees received or accrued any compensation such as Pension or Retirement Benefits.

<Page 12>

The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective
Directors and Trustees during the year ended December 31, 2000:


NAME OF PERSON, POSITION                                                                              Total
                                                                                Pension or            Compensation From
                                              Aggregate            Aggregate    Retirement Benefits   Fund Complex Paid to
                                              Compensation From    Compensation Accrued As Part       Directors
                                              Fund                 From Trust   Fund Expenses
Robert S. Bacarella,Pres., Dir./Trustee(1)    $N/A                 $N/A         $0                   $N/A
John W. Bakos, Director(1)                    1,000                1,000        0                    2,000
John L. Guy, Jr., Director/Trustee            2,000                2,000        0                    4,000
Paul W. Henry, Director(1)                    750                  N/A          0                    750
Mark F. Ogan, Director/Trustee                2,250                2,250        0                    4,500
William Valiant, Trustee                      N/A                  1,000        0                    1,000

  (1) Directors and/or Trustees who are interested persons,
     including   all   employees   of   MFSI,   receive  no
     compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December, 2000 and was paid by the Advisor.

 (2) The Monetta Fund Complex consists of the Monetta Fund,
     Inc. and the  series  of  funds  of the Monetta Trust.
     Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.


SIGNIFICANT SHAREHOLDERS

At  March  31, 2001, the  Advisor  and  the  Directors  and
Officers of  the  Monetta  Fund,  as  a group, owned 87,194
shares which represent 1.01% of the issued and outstanding
shares of common stock of the Monetta Fund.   In  addition,
the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of a Fund's outstanding shares as of that date.

Shares of the Trust owned by the Advisor, Trustees and Officers, as of March 31, 2001, were as follows:

                                                             ADVISOR
                                     ADVISOR             TRUSTEES & OFFICERS
                                 SHARES    % OF FUND     SHARES   % OF FUND
Small-Cap Fund                    23,861   8.20%         52,766   18.13%
Mid-Cap Fund                      4,452    0.32%         94,541   6.87%
Large-Cap Fund                    8,908    1.80%         23,852   4.81%
Balanced Fund                     55,360   7.88%         142,571  20.29%
Intermediate Bond Fund            11,230   0.41%         60,486   2.20%
Government Money Market Fund      86,019   1.87%         229,352  4.97%

The share ownership  for  the  Trustees  and  Officers as a
group  includes  the following shares owned by the  Advisor
over which Mr. Bacarella  exercises  voting control:  5,678
shares of the Monetta Fund; 23,861 shares  of the Small-Cap
Fund; 4,452 shares of the Mid-Cap Fund, 8,908 shares of the Large-Cap Fund; 55,360 shares of the Balanced Fund; 11,230 shares of the Intermediate Bond Fund; and 86,019 shares of the Government Money Market Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 17,778 shares of the Monetta Fund;
3,234  shares  of  the Small-

<Page 13>

Cap Fund; 22,931 shares of the
Mid-Cap Fund; 5,116 shares of the Large-Cap Fund; 7,389 shares of the Balanced Fund; 948 shares of the Intermediate
Bond Fund; and 10,169 shares of the Government Money Market
Fund.

Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Advisor's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.

SERVICE PROVIDERS

The Funds utilize  the  services  of  various providers to
conduct the daily activities of the Funds.   Each  of  the
service  providers  described  below  fulfills  a specific
function   and   is  necessary  to  ensure  the  efficient
operation to the Funds.

INVESTMENT ADVISOR, SUB-ADVISOR AND ADMINISTRATOR

The investment advisor  and  administrator for the Monetta
Fund  and  Monetta  Trust is Monetta  Financial  Services,
Inc.,  ("MFSI").   Under   separate   Investment  Advisory
Agreements, dated November 10, 1988 and  February  1, 1997
respectively, the Advisor provides various services to the
Monetta  Fund  and  Monetta  Trust.   A description of the
responsibilities   of   the   Advisor   appears   in   the
"Management" section of the Prospectus.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Advisor. Paul W. Henry and John W. Bakos each own 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Advisor.

For the services provided to the Funds, the advisor is paid a monthly fee based on a percentage of the average net assets of each Fund. Investment management fees paid by each Fund, for the fiscal years ended December 31, 1999, 1998 and 1997, are as follows:


                         Investment Management Fees

FUND                              2000         1999          1998
Monetta Fund                      $1,345,766   $1,042,862    $1,447,513
Monetta Trust-
   Mid-Cap Fund                   156,411      121,868       155,677
   Small-Cap Fund                 38,538       26,028        25,563
   Large-Cap Fund                 67,464       46,642        30,387
   Balanced Fund                  40,053       37,454        58,089
   Intermediate Bond Fund         78,375       44,893        16,513
   Government Money Market Fund   9,692        10,257        11,772

Investment management  fees  waived  for  the Intermediate
Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2000,1999, and 1998, are as follows:

                                         Waived Fees

FUND                             2000        1999            1998
Intermediate Bond Fund           $27,621     $25,653         $9,430
Government Money Market Fund     9,692       10,257          11,772

In addition, custodian and transfer agent charges of $150, $175 and $330, for the fiscal years ended December 31, 2000, 1999 and 1998, respectively, were absorbed by the Advisor for the Government Money Market Fund.

<Page 14>

Sub-Adviser
The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management LLC. Under separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:


Fund                               Asset Level                Fee
Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)

(A) Currently the Adviser voluntarily has elected to waive the advisory fee. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.

(B) Applies only to the fixed-income portion of the portfolio which at June 30, 2001 represented approximately 50% of the portfolio.

A description of the Sub-Adviser appears in the "Management" section of the Prospectus.


DISTRIBUTOR

The  shares  of  each  Fund  are  offered  for  sale  on  a
continuous   basis   through   Funds   Distributor,   Inc.,
("Distributor"),  a  registered  broker-dealer, pursuant to
written Distribution Agreements with  the  Monetta Fund and
the Monetta Trust.  Those agreements continue  from year to
year, provided such continuance is approved annually (i) by
a  majority  of the Board members or by a majority  of  the
outstanding voting  securities  of  each Fund and (ii) by a
majority of the Board members who are  not  parties  to the
Agreements  or interested persons of any such party.  There
are  no  sales   commissions   or   charges   directly   to
shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each Fund Series of the Monetta
Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent Fund assets are not available under the Plan, by the Advisor.

For the Monetta Fund, the Advisor pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

The Distributor's  principal  business location is 60 State
Street, Suite 1300, Boston, MA  02109.

<Page 15>

TRANSFER AGENT AND CUSTODIAN

Firstar  Mutual  Funds Services,  LLC,  615  East  Michigan
Street, 3rd Floor,  Milwaukee, Wisconsin 53202, acts as the
transfer agent and Firstar  Bank,  N.A., 425 Walnut Street,
6th floor, Cincinnati, Ohio, 45201  is  the custodian for
the  Funds.   It is responsible for holding all  securities
and cash of the  Funds, receiving and paying for securities
purchased,  delivering  against  payment  securities  sold,
receiving and  collecting  income  from investments, making
all payments covering expenses of the  Funds and performing
other administrative duties, all as directed  by authorized
persons of the Funds.  The custodian does not exercise  any
supervisory  function  in such matters as purchase and sale
of portfolio securities,  payment  of dividends, or payment
of expenses of the Funds.  The Funds  have  authorized  the
custodian   to  deposit  certain  portfolio  securities  in
central depository  systems as permitted under federal law.
The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.


LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta
Trust is D'Ancona & Pflaum LLC, 111 E. Wacker Drive,
Suite 2800, Chicago, Illinois 60601-4205.


INDEPENDENT AUDITORS

The independent auditors for the Funds are  KPMG  LLP,  303
East   Wacker   Drive,   Chicago,   Illinois   60601.   The
independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Fund's income tax returns and perform other professional accounting, auditing, tax and business advisory services when engaged to do so by the Funds.


MONETTA TRUST RULE 12B-1 PLAN

Effective February 1, 1997, the Monetta  Trust  adopted  a
Service  and  Distribution Plan ("12b-1 Plan") pursuant to
Rule 12b-1 under the 1940 Investment Company Act. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the Fund's average net assets, is as follows:


FUND                                     % OF COMPENSATION
Small-Cap Fund                           .0025%
Mid-Cap Fund                             .0025%
Large-Cap Fund                           .0025%
Balanced Fund                            .0025%
Intermediate Bond Fund                   .0025%
Government Money Market Fund             .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Advisor.
For the Government Money Market Fund, since inception, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees. This waiver may be discontinued, however if the Board of Trustees so elects.


<Page 16>

The  principal   types  of  activities,  for  which  12b-1
payments have been  made  and/or incurred, for the Monetta
Trust, during the fiscal year ended December 31, 2000, are as follows:


                                  Small-Cap   Mid-Cap   Large-Cap  Balanced  Bond
                                  Fund        Fund      Fund       Fund      Fund
  Advertising                     $0          $28,707   $1,811     $0        $0

  Printing and mailing of
   Prospectus to other than
   current shareholder            0           0         0          0         0

  Compensation to personnel       0           0         0          0         0

  Compensation to Broker-         2,039       4,363     2,630      3,517     48,896
  Dealers

  Compensation to Sales           0           0         0          0         0
  Personnel

  Other -State registration       10,806      19,067    18,118     18,207    7,097
   filing fees

  Other -Distributor charges      0           0         0          0         0

The 12b-1 Plan will continue  in  effect  only so
long  as  it is approved, at least annually,  and
any  material   amendment  or  agreement  related
thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a Fund.

It  is  the opinion of the Board of Trustees that
the 12b-1 Plan is necessary to maintain a flow of
subscriptions   to   offset  redemptions  and  to
encourage sales of shares  to permit the Funds to
reach an economically viable  size.   Redemptions
of   mutual  fund  shares  are  inevitable.    If
redemptions  are  not  offset by subscriptions, a
fund shrinks in size and  its ability to maintain
quality     shareholder    services     declines.
Eventually, redemptions  could  cause  a  fund to
become  unprofitable.   Furthermore,  an extended
period  of  significant  net  redemptions may  be
detrimental  to  the  orderly management  of  the
portfolio.  The offsetting of redemptions through
sales    efforts   benefits    shareholders    by
maintaining  the viability of a fund.  Additional
benefits may accrue  from  net  sales  of  shares
relative  to  portfolio  management and increased
shareholder   servicing  capability.    Increased
assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder's inquiries and needs.


CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have a Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.


<Page 17>

BROKERAGE ALLOCATION

The  Advisor has discretion  to  select  brokers,
dealers   and   market   to   execute   portfolio
transactions.  The main objective is to seek  the
best  combination  of net price and execution for
the Funds.  When executing  transactions  for the
Funds,  the Advisor will consider all factors  it
deems relevant,  including  the  breadth  of  the
market   in   the  security,  the  price  of  the
security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the  Intermediate
Bond Fund and the Government Money Market Fund, in 2000, 1999 and 1998 , respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than charge a separate commission.

The increase in commission dollars paid in year
2000 compared to prior years is primarily due to the higher turnover rate as a result of excessive market volatility, as well as the increased use of electronic trading systems as they relate to over-the-counter trades which historically have been principal trades.

In   selecting  brokers  or  dealers  to  execute
particular  transactions  and  in  evaluating the
best  net  price  and  execution  available,  the
Advisor is authorized to consider "brokerage  and
research services" (as those terms are defined in
Section  28(e)  of the Securities Exchange Act of
1934), statistical  quotations  (specifically the
quotations  necessary  to  determine  the  Funds'
asset values) and other information  provided  to
the  Funds  or  the Advisor.  The Advisor is also
authorized to cause  the Funds to pay a broker or
dealer who provides such  brokerage  and research
services  a commission for executing a  portfolio
transaction  which  is in excess of the amount of
commission another broker  or  dealer  would have
charged  for  effecting  that  transaction.   The
Advisor  must  determine in good faith,  however,
that such commission  was  reasonable in relation
to  the  value  of  the  brokerage  and  research
services  provided,  viewed   in  terms  of  that
particular  transaction or in terms  of  all  the
accounts  over   which   the   Advisor  exercises
investment  discretion.   It  is  possible   that
certain  of  the services received by the Advisor
attributable to  a  particular  transaction  will
benefit  one  or  more  other  accounts for which
investment   discretion  is  exercised   by   the
Advisor.

In valuing research services, the Advisor makes a
judgment of the  usefulness of research and other
information provided  by  a broker to the Advisor
in managing the Funds' investment portfolios.  In
some cases, such information,  including  data or
recommendations concerning particular securities,
relates  to the specific transaction placed  with
the broker.   In  general,  however, the research
consists   of  a  wide  variety  of
information concerning  companies,   industries,   investment
strategy and economic, financial and political conditions and prospects useful to the Advisor in advising the Funds.

The   Advisor   is   the  principal   source   of
information  and  advice  to  the  Funds  and  is
responsible  for  making   and   initiating   the
execution  of  investment decisions by the Funds.
However, the respective  Boards recognize that it
is important for the Advisor,  in  performing its
responsibilities  to  the  Funds, to continue  to
receive  and  evaluate  the  broad   spectrum  of
economic  and  financial  information  that  many
securities brokers have customarily furnished  in
connection   with   brokerage  transactions.   In
compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Advisor in providing management services to the Funds is not determinable. In addition, it is understood by the respective
Boards that other clients of the Advisor might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Advisor in performing services for others.

<Page 18>

Although  investment  decisions for the Funds are
made   independently   from   those   for   other
investment advisory clients of the Advisor, it may develop that the same investment decision is made for a Fund and one or more other advisory clients. If a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

As provided for by Rule 6-07  under Regulation S-
X,  the Funds may enter into "Directed  Brokerage
Payment  Arrangements".   In  directed  brokerage
arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports.
As of December 31, 2000, no such arrangements had been made.

MFSI and its affiliates, Officers, Directors  and
employees  may,  from  time to time, have long or
short  positions  in,  and   buy   or  sell,  the
securities  or  derivatives  of  companies  held,
purchased  or sold by individual clients  or  the
funds.  MFSI  has adopted guidelines to avoid any
conflict of interest  between  the  interests  of
Monetta Trust, Monetta Fund, individually managed
accounts,  affiliates,  Officers,  Directors  and
employees.   In any situation where the potential
for conflict exists,  transactions  for the Funds
and individual clients take precedence  over  any
Advisor  or  affiliate  transactions.  Guidelines
include a restriction on  trading in any security
which  the  Advisor  knows,  or   has  reason  to
believe, is being purchased or sold or considered
for  purchase  or  sale  by  a  mutual  fund   or
individual  client  until these transactions have
been completed or considered  abandoned.  Initial
public  offerings  are  allocated   only  to  the
Advisor's mutual fund clients.

Until  December, 1999, the Board of Directors  of
Monetta  Fund  and  the  Board of Trustees of the
Monetta Trust have each determined that portfolio
brokerage transactions for their respective Funds
may   be  executed  through  Monetta   Investment
Services,  LLC (MIS), an affiliate of the Adviser
if, in the judgment  of  the  Adviser, the use of
MIS was likely to result in prices  and execution
at  least  as  favorable  to  the  Fund as  those
available from other qualified brokers and if, in
such transaction, MIS charged the Fund commission
rates  consistent with those charged  by  MIS  to
comparable   unaffiliated  customers  in  similar
transactions.   MIS  was  dissolved  in  December
1999.  For the years 1999 and 1998, the Board  of
Directors  of  Monetta  Fund  and  Monetta Trust,
including   a  majority  of  the  Directors   and
Trustees who  were not "interested" Directors and
Trustees, had each  adopted procedures which were
reasonably   designed   to   provide   that   any
commissions, fees or other remuneration paid to MIS were consistent with the foregoing standard.
The Funds did not affect principal transactions with MIS.

For the fiscal years ended December 31, 2000, 1999 and 1998, aggregate brokerage commissions of each Fund were as follows:


FUND                                   2000          1999         1998
Monetta Fund                           $1,212,055    $717,850     $561,819
Monetta Trust-
     Small-Cap Fund                        68,595      30,190     19,865
     Mid-Cap Fund                          69,963      76,310     173,989
     Large-Cap Fund                        22,442       8,776     20,956
     Balanced Fund                         24,599      13,127     48,918

<Page 19>

Of the aggregate broker commissions paid by the Funds for the fiscal years ended December 31, 2000, 1999 and 1998, the following amounts were paid to MIS:


                        2000                1999                1998
                     COMMISSIONS         COMMISSIONS         COMMISSIONS
                     Amount  % OF TOTAL  AMOUNT  % OF TOTAL  AMOUNT  % OF TOTAL
Monetta Fund         $ 0     0.0%        $660    0.1%        $22,650 4.0%
Monetta Trust-
    Small-Cap Fund   0       0.0%        0       0.0%        800     4.0%
    Mid-Cap Fund     0       0.0%        4,725   6.2%        16,200  9.3%
    Large-Cap Fund   0       0.0%        0       0.0%        900     4.3%
    Balanced Fund    0       0.0%        200     1.5%        4,530   9.3%


For the fiscal years ended December 31, 2000, 1999 and 1998, aggregate dollar amounts of transactions involving the payment of commissions by each Fund were as follows:

                             2000                1999               1998
Monetta Fund              $1,482,826,231     $450,497,726       $308,124,747
Monetta Trust-
     Small-Cap Fund           78,335,517       17,801,878         14,377,147
     Mid-Cap Fund            124,049,955       60,706,536         84,870,864
     Large-Cap Fund           42,344,105       11,329,373         15,300,061
     Balanced Fund            46,536,546       15,155,227         29,128,201

Of the aggregate dollar amounts of transactions involving the payment of commissions by each Fund for the fiscal years ended December 31, 2000, 1999 and 1998, the following amounts were effected through MIS:


                        2000 Aggregate       1999 Aggregate        1998 Aggregate
                         Transactions         Transactions          Transactions
                       Amount  % of Total  Amount      % of Total  Amount      % of Total
Monetta Fund           $0      0.0%        $  411,511  0.1%        $5,977,476   1.9%
Monetta Trust-
     Small-Cap Fund     0      0.0%                 0  0.0%           276,275   1.9%
     Mid-Cap Fund       0      0.0%         3,295,990  5.4%         8,162,338   9.6%
     Large-Cap Fund     0      0.0%                 0  0.0%           836,741   5.5%
     Balanced Fund      0      0.0%           179,450  1.2%         3,110,586  10.7%

<PAGE 20>


CAPITAL STOCK AND OTHER SECURITIES

 . MONETTA FUND

The Fund has one class of capital  stock,  $0.01
par  value.   Each full share is entitled to one
vote and to participate equally in dividends and
distributions declared  by  the Fund (fractional
shares have the same rights,  proportionally, as
full shares).  Fund shares are  fully  paid  and
non-assessable  when  issued  and  have  no pre-
emptive,  conversion  or  exchange  rights.  The
obligations  and  liabilities  associated   with
ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

 . MONETTA TRUST

Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each  Fund's  shares are entitled to participate
pro-rata   in   any    dividends    and    other
distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the
Trust  may, under certain circumstances, be held
personally  liable  for the Trust's obligations.
However,  the  Declaration  of  Trust  disclaims
liability  of  the  Shareholders,  Trustees  and
Officers of the  Trust  for acts or obligations,
of  any  Fund,  which are binding  only  on  the
assets  and  property   of   that   Fund.    The
Declaration  of  Trust  requires  that notice of
such  disclaimer  be  given  in  each agreement,
obligation or contract entered into  or executed
by  the  Trust  of  the Board of Trustees.   The
Declaration     of    Trust     provides     for
indemnification out  of  a  Fund's assets of all
losses and expenses of any Fund shareholder held
personally  liable  for the Fund's  obligations.
Thus,  the  risk  of  a  shareholder   incurring
financial   loss   on   account  of  shareholder
liability  is remote, since  it  is  limited  to
circumstances   in   which   the  disclaimer  is
inoperative and the Fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each  share  has  one vote and fractional shares
have fractional votes.  As a business trust, the
Trust is not required to hold annual shareholder
meetings.   However,  special  meetings  may  be
called for purposes such as electing or removing
Trustees,   changing    fundamental   investment
policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940
Investment Company Act or other applicable laws.
Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with our without cause upon the written declaration of a majority of the Trustees.






<PAGE 21>


SHAREHOLDER SERVICES

BUYING AND SELLING SHARES

Detailed  information  regarding  the  purchase,
redemption  and  exchange   of  Fund  shares  is
contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The  Funds  reserve  the  right  to  suspend   or
postpone redemptions of shares of any fund during
any period when (a) trading on the New York Stock
Exchange ("NYSE") is restricted, as determined by
the  Securities  and Exchange Commission ("SEC"),
or the NYSE is closed  for  other  than customary
weekend and holiday closings, (b) the  SEC has by
order   permitted   such  suspension  or  (c)  an
emergency,  as  determined  by  the  SEC,  exists
making  disposal  of   portfolio   securities  or
valuation   of  net  assets  of  such  fund   not
reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES

Each Fund's net asset value is determined on days
on which the NYSE is open for trading.   The NYSE
is regularly closed on Saturdays and Sundays  and
on  New  Year's Day, the third Monday in January,
the third  Monday  in  February, Good Friday, the
last Monday in May, Independence  Day, Labor Day,
Thanksgiving  and  Christmas.   If one  of  these
holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Fund are valued as follows:

1)  VALUATION  -  Securities  for   which  market
quotations are readily available at the  time  of
valuation   are   valued  on  that  basis.   Each
security traded on  a  national stock exchange or
on the Nasdaq National Market  is  valued  at its
last  sale price on that day or, if there are  no
sales that day, at the mean of the latest bid and
ask  quotations.    All   other  over-the-counter
securities  for  which  reliable  quotations  are
available are valued at the  mean  of  the latest
bid  and ask quotations.  Long-term straight-debt
securities  for  which  market quotations are not
readily  available are valued  at  a  fair  value
based on valuations  provided by pricing services
approved   by  the  Board,   which   may   employ
electronic data  processing techniques, including
a matrix system, to determine valuations.  Short-
term debt securities  for which market quotations
are not readily available  are valued by use of a
matrix   prepared   by  the  Advisor   based   on
quotations  for  comparable   securities.   Other
assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

2) VALUATION OF GOVERNMENT  MONEY  MARKET  FUND -
Government Money Market Fund values its portfolio
by  the  "amortized  cost  method"  by  which  it
attempts to maintain its net asset value at $1.00
per  share.   This involves valuing an instrument
at its cost and  thereafter  assuming  a constant
amortization  to  maturity  of  any  discount  or
premium,  regardless of the impact of fluctuating
interest  rates   on  the  market  value  of  the
instrument.   Although   this   method   provides
certainty  in valuation, it may result in periods
during which  value,  as  determined by amortized
cost, is higher or lower than  the price the Fund
would  receive if it sold the instrument.   Other
assets are valued at a fair value determined in good faith by the Board of Trustees.

<Page 23>

In connection with the  Government  Money  Market
Fund's  use of amortized cost and the maintenance
of the Fund's per-share net asset value of $1.00,
the Trust  has  agreed  (i) to seek to maintain a
dollar-weighted   average   portfolio    maturity
appropriate    to   the   Fund's   objective   of
maintaining relative  stability  of
principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors.

The Trust has established  procedures  reasonably
designed to stabilize the Fund's price per  share
as   computed   for  the  purpose  of  sales  and
redemptions at $1.00.   Those  procedures include
review  of the Fund's portfolio holdings  by  the
Board of  Trustees  at such intervals as it deems
appropriate to determine  whether  the Fund's net
asset values calculated by using available market
quotations  or  market  equivalents deviate  from
$1.00   per  share  based  on   amortized   cost.
Calculations are made to compare the value of its
investments  valued at amortized cost with market
value.   Market  values  are  obtained  by  using
actual  quotations  provided  by  market  makers,
estimates of market value, values from yield data
obtained  from  the  Advisor's  matrix  or values
obtained  from  an  independent  pricing service.
Any such service may value the Fund's investments
based  on methods which include consideration  of
yields or  prices  of  securities  of  comparable
quality,  coupon,  maturity and type, indications
as  to  values from dealers  and  general  market
conditions.    The   service   may   also  employ
electronic data processing techniques, a matrix system or both to determine valuations.

In   connection   with  the  Fund's  use  of  the
amortized cost method  of  portfolio valuation to
maintain its net asset value  at $1.00 per share,
the  Fund  might incur or anticipate  an  unusual
expense, loss, depreciation, gain or appreciation
that would affect  its  net asset value per share
or income for a particular period.  The extent of
any deviation between the  Fund's net asset value
based upon available market  quotations or market
equivalents   and  $1.00  per  share   based   on
amortized cost  will  be examined by the Board of
Trustees  as  it  deems  appropriate.    If  such
deviation   exceeds  1/2  of  1%,  the  Board  of
Trustees will  promptly  consider what action, if
any, should be initiated.  In the event the Board
of Trustees determines that  a  deviation  exists
that  may  result  in  material dilution or other
unfair   results   to   investors   or   existing
shareholders,  it will take  such  action  as  it
considers appropriate  to eliminate or reduce, to
the extent reasonably practicable,  such dilution
or unfair results.  Actions which the Board might
take  include  (i)  selling portfolio instruments
prior to maturity to  realize  capital  gains  or
losses  (ii)  shorten  average portfolio maturity
(iii)   increasing,   reducing,   or   suspending
dividends  or  distributions   from   capital  or
capital gains or (iv) redeeming shares  in  kind.
The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.

<Page 23>

TAXATION OF THE FUNDS

Each Fund, since inception  has  qualified,  and
intends  to  continue to qualify as a "regulated
investment company"  under  Subchapter  M of the
Internal  Revenue Code of 1986 (the "Code"),  as
amended.  Such  qualification  exempts the Funds
from federal income taxes to the  extent that is
distributes   substantially   all  of  its   net
investment income and net realized capital gains to the shareholders.


PERFORMANCE INFORMATION

YIELD

The Balanced Fund and Intermediate  Bond Fund may
quote yield figures from time to time.  Yield  is
computed  by  dividing  the net investment income
per share earned during a  30-day  period  (using
the  average number of shares entitled to receive
dividends)  by  the  net asset value per share on
the last day of the period.   The  Yield  formula
provides for semiannual compounding which assumes
that   net   investment   income  is  earned  and
reinvested at a constant rate and annualized at the end of a six-month period.


The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends  and  interest  earned  during  the  period   (for  this
    purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 2000, was 6.95 %.

CURRENT OR EFFECTIVE YIELD

The  Government  Money  Market  Fund  may quote a
"Current  Yield"  or "Effective Yield", or  both,
from  time to time.   The  Current  Yield  is  an
annualized yield based on the actual total return
for a seven-day  period.   The Effective Yield is
an annualized yield based on  a daily compounding
of  the  Current  Yield.  These yields  are  each
computed by first determining  the "Net Change in
Account Value" for a hypothetical  account having
a share balance of one share at the  beginning of
a  seven-day period ("Beginning Account  Value"),
excluding  capital  changes.   The  Net Change in
Account   Value   will  always  equal  the  total
dividends declared with respect to the account, assuming a constant net asset value of $1.00.


The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value

<Page 24>

In addition to fluctuations reflecting changes in
net income of the fund resulting  from changes in
income earned on its portfolio securities  and in
its  expenses,  the  fund's  yield  also would be
affected   if  the  fund  were  to  restrict   or
supplement its dividends in order to maintain its
net  asset  value  at  $1.00   (see  "Shareholder
Information"  in the Prospectus and "Valuation of
Fund   Shares"   herein).     Portfolio   changes
resulting from net purchases or  net  redemptions
of  fund  shares  may affect yield.  Accordingly,
the fund's yield may vary from day to day and the
yield stated for a  particular past period is not
a representation as to  its  future  yield.   The
fund's yield is not assured, and its principal is not insured, however, the Fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 2000, the Government Money Market Fund's current seven-day yield was 6.45% and the effective yield was 6.66%.


TOTAL RETURN

From time to time, each Fund may give information
about  its  performance  by  quoting  figures  in
advertisements  and  sales  literature.  "Average
Annual  Total  Return"  is  the  average   annual
compounded rate of change in value represented by the total return percentage for the period.


Average Annual Total Return is computed as follows:

 ERV = P(1+T)n

 P =  the amount of an assumed initial investment of $1,000 in fund shares;

 T =  average annual total return;

 n =  number of years from initial investment to the end of the period

 ERV = ending redeemable value of $1,000 investment held until the end of such period.


<Page 25>

ADVERTISING INFORMATION

In  advertising  and sales literature, a fund may
compare its yield  and  performance  with that of
other mutual funds, indices or averages  of other
mutual funds, indices of related financial assets
or   data  and  other  competing  investment  and
deposit  products available from or through other
financial  institutions. The composition of these
indices or averages  differs  from  that  of  the
Funds.   Comparison  of  a fund to an alternative
investment should be made with consideration of differences in features and expected performance.

All  of  the  indices and averages used  will  be
obtained from the  indicated sources or reporting
services, which the Funds believe to be generally
accurate.  A fund may  also  note  its mention in
newspapers, magazines or other media from time to
time.     However,    the    Funds    assume   no
responsibility  for  the  accuracy of such  data.
Newspapers and magazines which  might  mention  a
Fund   include,  but  are  not  limited  to,  the
following:

Business Week                                         Los Angeles Times
Changing Times                                                    Money
Chicago Tribune                                      Mutual Fund Letter
Chicago Sun-Times                                           Morningstar
Crain's Chicago Business                                       Newsweek
Consumer Reports                                     The New York Times
Consumer Digest                                 Pensions and Investment
Financial World                                       Personal Investor
Forbes                                                  Stanger Reports
Fortune                                                            Time
Investor's Daily                                              USA Today
Kiplinger's                                  U.S. News and World Report
L/G No-Load Fund Analyst                        The Wall Street Journal

When a newspaper, magazine, or other publication mentions the Fund, such mention may include (i) listings of some or all of the Fund's holdings,
(ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook.

A Fund's performance is a result of conditions in
the securities markets, portfolio  management and
operating expenses. Although information  such as
that described above may be useful in reviewing a
Fund's  performance  and  in providing some basis
for     comparison    with    other    investment
alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances  to
various stock indices (groups of unmanaged common
stocks),  including  Standard  & Poor's 500 Stock
Index,  the  Value  Line  Composite  Average  the
Russell Indices, the Nasdaq  Composite Index, the
Dow Jones Industrial Average or  to  the Consumer
Price Index or groups of comparable mutual funds,
including    rankings    determined   by   Lipper
Analytical Services, Inc. (an independent service
that  monitors  the  performance  of  over  1,000
mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking,  recognition
or  other  mention by Morningstar.  Morningstar's
ranking system  is  based  on risk-adjusted total
return performance and is expressed  in  a  star-
rated   format.   The   risk-adjusted  number  is
computed  by  subtracting  a  fund's  risk  score
(which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This


<Page 26>

numerical  score is then translated into  ranking
categories,  with  the top 10% labeled five star,
the next 22.5% labeled  four  star,  the next 35%
labeled  three  star, and next 22.5% labeled  two
star,  and  the bottom  10%  one  star.   A  high
ranking reflects either above-average performance or below-average risk or both.


FINANCIAL STATEMENTS

The financial statements for the Fund and Trust,
including   the    Statement   of   Assets   and
Liabilities and the  Statement of Operations for
the fiscal year ended December 31, 2000, and the
Statements of Changes  in  Net  Assets  for  the
fiscal  years ended December 31, 2000, and 1999,
are included  in  the  Monetta  Family of Mutual
Funds  Annual  Report  to shareholders  for  the
fiscal  year  ended  December  31,  2000.   Also
included in the Annual  Report are the financial
highlights for the Fund and the Trust, each such
Annual   Report   is  incorporated   herein   by
reference.   You  may   receive  copies  of  the
reports without charge by calling 1-800-MONETTA.

APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION

A  rating  by  a  rating service  represents  the
service's opinion as to the credit quality of the
security being rated.   However,  the ratings are
general and are not absolute standards of quality
or guarantees as to the credit-worthiness  of  an
issuer.   Consequently, the Advisor believes that
the quality  of debt securities in which the Fund
invests should  be continuously reviewed and that
individual analysts  give different weightings to
the various factors involved  in credit analysis.
A  rating  is not a recommendation  to  purchase,
sell or hold a security, because it does not take
into account  market  value  or suitability for a
particular   investor.    When  a  security   has
received  a rating from more  than  one  service,
each rating  should  be  evaluated independently.
Ratings   are   based   on  current   information
furnished by the issuer or obtained by the rating
services from other sources  which  they consider
reliable.   Ratings may be changed, suspended  or
withdrawn  as   a   result   of  changes  in,  or
unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

BOND RATINGS
 . Ratings by Moody's

Bonds  rated  Aaa  are  judged  to  be  the  best
quality.   They  carry  the  smallest  degree  of
investment risk and are generally referred  to as
"gilt edge."  Interest payments are protected  by
a  large  or  an  exceptionally stable margin and
principal  is  secure.    Although   the  various
protective  elements  are likely to change,  such
changes   are   not   likely    to   impair   the
fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.


Bonds  rated  A possess many favorable investment
attributes and  are  to  be  considered  as upper
medium   grade   obligations.    Factors   giving
security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa  are  considered  as medium grade
obligations   (i.e.,  they  are  neither   highly
protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


<Page 27>

Bonds rated Ba  are  judged  to  have speculative
elements and their future cannot be considered as
well assured.  Often the protection  of  interest
and  principal payments may be very moderate  and
thereby   not   well  safeguarded  during  future
periods   of   significant    economic    change.
Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a
desirable investment.   Assurance of interest and
principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE:  Moody's  applies numerical modifiers 1, 2,
and   3   in  each  of   these   generic   rating
classifications  in  its  corporate  bond  rating
systems.   The  modifier  1  indicates  that  the
security ranks in the higher end of its generic rating category.

 . RATINGS BY STANDARD AND POOR'S

Debt rated AAA has  the highest rating available.
Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as  having an adequate
ability  to  pay  interest  and repay  principal.
Whereas it normally exhibits  adequate protection
parameters, adverse economic conditions  are more
likely  to  lead  to  a  weakened  ability to pay
interest  and  repay principal for debt  in  this
category   than  for   debt   in   higher   rated
categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE:  These  ratings  may  be  modified  by  the
addition  of a plus (+) or minus (-) sign to show
relative  standing   within   the   major  rating
categories.

<PAGE 28>




Commercial Paper Ratings

 . Ratings by Moody's

The   rating   Prime-1   (P-1)   is  the  highest
commercial  paper  rating  assigned  by  Moody's.
Among  the  factors  considered  by  Moody's   in
assigning ratings are the following:

(1)  evaluation   of   the
     management of the issuer;

(2)  economic evaluation of the issuer's industry
     or    industries   and   an   appraisal   of
     speculative type risks which may be inherent in certain areas;

(3)  evaluation   of  the  issuer's  products  in
     relation   to   competition   and   customer
     acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend  of earnings over a period of ten years;

(7)  financial strength of a parent  company  and
     the   relationships  which  exist  with  the
     issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

RATINGS BY STANDARD & POOR'S

The  rating A-1+ is  the  highest,  and  A-1  the
second  highest, commercial paper rating assigned
by S&P. Paper  rated  A-1+  must  have either the
direct credit support of an issuer  or  guarantor
that possesses excellent long-term operating  and
financial    strengths   combined   with   strong
liquidity   characteristics    (typically,   such
issuers   or  guarantors  would  display   credit
quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper   rated   A-1   must  have  the   following
characteristics:

1)   liquidity  ratios are adequate to
     meet cash requirements,

2)   long-term senior debt is rated A or better,

3)   the   issuer   has   access  to  at  least  two
     additional channels of borrowing,

4)   basic  earnings  and  cash  flow  have  an
     upward  trend  with  allowances   made  for
     unusual   circumstances.   Typically,   the
     issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative  strength  or  weakness  of  the  above
factors   determines   whether    the   issuer's
commercial paper is rated A-2 or A-3.


<PAGE 29>